As filed with the Securities and Exchange Commission on August 28, 2023

Securities Act File No. 033-40771

Investment Company Act File No. 811-05502

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 54	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 61	☒

COMSTOCK FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-422-3554

John C. Ball

Gabelli Funds, LLC

One Corporate Center,

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Peter Goldstein, Esq.	Michael R. Rosella, Esq.
Comstock Funds, Inc.	Paul Hastings LLP
One Corporate Center	200 Park Avenue
Rye, New York 10580-1422	New York, New York 10166

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b); or
☐	on [____] pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on [____] pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or

☐	on [____] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Comstock Funds, Inc.

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

email: info@gabelli.com

Questions? Call 800-GABELLI or your investment representative.

Comstock Funds, Inc.

(the “Company”)

Comstock Capital Value Fund

Class	Ticker Symbol
AAA	COMVX
A	DRCVX
C	CPCCX
I	CPCRX

PROSPECTUS

August 28, 2023

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF THE FUND

Investment Objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 17 of the prospectus, and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the prospectus.

	Class AAA	Class A	Class C	Class I
	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	2.80%	2.80%	2.80%	2.80%
Total Annual Fund Operating Expenses	4.05%	4.05%	4.80%	3.80%
Less Fee Waivers and Expense Reimbursement(1)	(4.05)%	(4.05)%	(4.80)%	(3.80)%
Net Expenses	0.00%	0.00%	0.00%	0.00%

(1)	Gabelli Funds, LLC (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at an annual rate of 0.00% for all classes of shares, on the first $25 million in Fund net assets for one year. The management fee waiver shall not apply to any brokerage costs, acquired Fund fees and expenses, interest, taxes, and extraordinary expenses that the Fund may incur. This arrangement is in effect through November 24, 2024 and may be terminated only by the Board of Directors of the Company before such time.

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Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$0	$859	$1,734	$3,995
Class A Shares	$575	$1,384	$2,209	$4,340
Class C Shares	$100	$1,010	$2,024	$4,577
Class I Shares	$0	$808	$1,635	$3,791

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$0	$859	$1,734	$3,995
Class A Shares	$575	$1,384	$2,209	$4,340
Class C Shares	$0	$1,010	$2,024	$4,577
Class I Shares	$0	$808	$1,635	$3,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 265% of the average value of its portfolio.

Principal Investment Strategies

The Fund follows a value oriented strategy and seeks to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities, or money market instruments, or in a combination of these classes of investments. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund’s assets and is not required to maintain any minimum portion of the Fund’s assets in any particular asset class. The Fund may use either long or short positions in pursuit of its investment objective. The Fund’s investment performance will depend in large part on the asset allocation selected by the portfolio managers. For each asset class, the Adviser uses a valuation approach to investing by examining the overall economic picture, the characteristics of individual securities and historical market information and technical analysis to determine securities which it believes are overvalued or undervalued.

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The portfolio managers will pursue the investment objective of the Fund, which is to seek to maximize total return, consisting of capital appreciation and current income, by utilizing a range of strategies available to the Fund. While these strategies may include investment practices designed to profit from a decline in a security’s market value, the portfolio managers anticipate that over time the Fund will maintain a position that is net long to the equity markets. The Fund, however, is flexibly managed and the Adviser may, consistent with the Fund’s investment strategies, without prior notice to shareholders, change the Fund’s asset positioning quickly and decisively.

The equity securities in which the Fund invests include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund’s equity securities. The debt securities in which the Fund may invest include: U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in equity and debt securities of foreign issuers, including those in emerging markets. The Fund may also invest in debt securities convertible into shares of common stock. The Fund’s debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in high yield debt securities (commonly referred to as “junk bonds”), but currently intends to limit such investments to 35% of its assets. High yield debt securities are those rated “Baa” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB” or lower by Standard & Poor’s Rating Services (“S&P”), a division of S&P Global Inc. or, if unrated, judged by the Adviser to be of comparable quality. There is no restriction on the maturity of the Fund’s portfolio or on any individual debt security in the Fund’s portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund’s short sales may not exceed 50% of the value of the Fund’s net assets. In addition, the Fund’s short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund’s net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund’s net assets. The Fund’s compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may

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enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund’s income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund’s portfolio, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund’s net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund’s compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate after the new position is added.

Principal Risks

You May Want to Invest in the Fund if:

●	you are pursuing a long term investment goal

●	you are seeking current income and appreciation of capital

●	you are seeking to preserve assets in “down” markets

●	you are seeking a fund with a flexible investment strategy that can invest in either equity or debt securities as part of your overall investment strategy

●	you are able to tolerate the risks associated with significant investments in foreign securities, high yield bonds, derivatives, and convertible securities

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

●	Convertible Securities Risk. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

●	Health Crisis Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In particular, COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value

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of your investment in the Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, as the COVID-19 pandemic abates, the extent and strength of any economic recovery is uncertain and subject to various factors and conditions, including the emergence of other infectious illness outbreaks that may have similar impacts. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

●	Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

●	Event Driven Risk. Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

●	Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards,currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. While the Biden Administration and the Federal Reserve have made efforts to reduce the effects of inflation on the U.S. economy and financial markets, the mitigating effects of such efforts are highly uncertain. Furthermore, any such mitigating efforts — such as raising benchmark interest rates — may have other detrimental effects on the U.S. economy and capital markets.

●	High Yield Securities Risk. High yield securities may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have difficulty making principal and interest payments when due in the event of a downturn in the economy or unanticipated corporate developments.

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●	Interest Rate Risk, Maturity Risk, and Credit Risk. When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due. Recent rises in interest rates may increase certain risks associated with investing in the Fund, including generating the potential for longer periods of volatility and increased redemptions.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

●	Market Risk. Market risk is the risk that the securities markets will fluctuate, sometimes rapidly and unpredictably based on regional and overall economic conditions and other factors. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

●	Merger Risk. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could be adversely impacted if the value of the securities decline during the Fund’s holding period.

●	Portfolio Turnover Risk. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

●	Preferred Stock Risk. Preferred stocks are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The dividend on a preferred stock may be changed or omitted by the issuer, and participation in the growth of an issuer may be limited.

●	Rising Stock Market Risk. The Fund currently anticipates seeking profits from a major U.S. equity market decline through a variety of investment practices. Accordingly, in rising markets its risk of loss will be greater than in declining stock markets.

●	Short Sale Risk. A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

●	U.S. Treasury Securities Risk. The Fund, from time to time, may invest a portion of its assets in U.S. Treasury securities. U.S. Treasury securities may be subject to fluctuations and as a result, the Fund may experience losses with respect to its holdings of U.S. Treasury securities.

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Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

COMSTOCK CAPITAL VALUE FUND

(TOTAL RETURNS FOR CLASS A SHARES FOR THE YEARS ENDED DECEMBER 31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-28.47%
-16.73%
-4.66%
-20.69%
-20.58%
7.76%
-25.76%
-5.36%
-2.16%
4.13%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would have been less than those shown.

During the calendar years shown in the bar chart, the highest return for a quarter was 20.00% (quarter ended December 31, 2018), and the lowest return for a quarter was (15.43)% (quarter ended March 31, 2012).

Year to date total return for the six months ended June 30, 2023, was 1.06%.

Average Annual Total Returns (for the years ended December 31, 2022, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Class AAA Shares
Return Before Taxes	4.12%	(5.09)%	(12.06)%
Class A Shares
Return Before Taxes	(1.86)%	(6.18)%	(12.60)%
Return After Taxes on Distributions	(1.82)%	(6.18)%	(12.58)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.08)%	(4.56)%	(7.95)%
Class C Shares
Return Before Taxes	2.88%	(5.50)%	(12.57)%
Class I Shares
Return Before Taxes	3.98%	(4.86)%	(11.83)%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.42%	12.56%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” and “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Ralph Rocco, Mr. Willis Brucker, Mr. Paolo Vicinelli, and Mr. Joseph Gabelli each has served as a portfolio manager of the Fund since November 24, 2021.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan.

Class I shares are available to investors with a minimum investment of $500,000 when purchasing shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (each, a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal delivery or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone at 800-GABELLI (800-422-3554) if you have an existing account with banking instructions on file.

Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

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Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, AND RELATED RISKS

The Fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. This investment objective is fundamental and may not be changed without shareholder approval. The Fund’s investment strategy is not fundamental and may be changed by a vote of a majority of the Board of Directors (the “Board”) at any time without a vote of shareholders.

The Fund follows a value oriented strategy. The Fund invests in, and may shift frequently among, a wide range of asset classes and market sectors. These include foreign and domestic equity and debt securities, money market instruments, and derivatives. The Fund is classified as a diversified portfolio. As a result, the Adviser has considerable flexibility in selecting the types of investments and market sectors for investment of the Fund’s assets and is not required to maintain any minimum portion of the Fund’s assets in any particular asset class. The Fund may use either long or short positions in pursuit of its investment objective. The Fund’s investment performance will depend in large part on the asset allocation selected by the portfolio managers.

The Fund may invest in a wide range of securities. Equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), warrants, and depository receipts. There is no restriction on the market capitalization of the Fund’s equity securities. Debt securities in which the Fund may invest include U.S. corporate debt, U.S. government and agency debt, and foreign sovereign and other debt securities (including debt securities from emerging market issuers). The Fund may invest up to 65% of its assets in the equity and debt securities of foreign issuers, including those in emerging markets. The Fund may also invest in debt securities convertible into shares of common stock. The Fund’s debt securities may have fixed, floating, or variable rates of interest.

The Fund may invest without limit in high yield debt securities (commonly referred to as “junk bonds”) with no minimum rating assigned by Moody’s or S&P. However, the Fund intends to limit such investments to 35% of its assets in debt securities rated at the time of purchase “Baa” or lower by Moody’s or “BBB” or lower by S&P or, if unrated, judged by the Adviser to be of comparable quality. There is no restriction on the maturity of the Fund’s portfolio or on any individual debt security in the Fund’s portfolio. The Adviser may adjust the average maturity according to actual or anticipated changes in the market.

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The Fund may invest in high quality domestic and foreign money market instruments, and may enter into repurchase agreements. In addition, when the Adviser determines that a temporary defensive position is advisable or to meet anticipated redemption requests, the Fund may invest without limit in short term debt obligations, such as commercial paper, bank obligations, and U.S. Treasury bills.

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery, and then replace the security by purchasing it. The total market value of all of the Fund’s short sales may not exceed 50% of the value of the Fund’s net assets. In addition, the Fund’s short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund’s net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund’s net assets. The Fund’s compliance with these limitations is calculated at the time a transaction is effected.

The Fund intends to invest in derivatives, which are financial instruments whose value is based on another security, an index of securities or market changes, or exchange rate movements. The Fund may use derivatives to hedge various market risks. Derivative strategies the Fund may use include writing covered call or put options or purchasing put and call options on securities, foreign currencies, or stock indices. The Fund may also purchase or sell stock index futures contracts or interest rate futures contracts and may enter into interest rate or forward currency transactions. In addition, the Fund may purchase futures and options on futures and may purchase options on securities or securities indices for speculative purposes in order to increase the Fund’s income or gain. The Fund may enter into futures contracts and options on futures for speculative purposes if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options on futures would not exceed 5% of the liquidation value of the Fund’s portfolio, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% limitation. In addition to the preceding limitation, the value of all uncovered put and call options held by the Fund cannot exceed 10% of the Fund’s net assets. The Fund may not write covered call and put option contracts in excess of 20% of its net assets. The Fund’s compliance with these limitations is only calculated at the time any new position is added, with the result that the limitations may be exceeded if derivative positions held by the Fund appreciate.

While the Fund seeks to maximize total return, there is no guarantee that shares of the Fund will not lose value. This means that you can lose money on your investment in the Fund. The Fund may not be able to achieve its objective if the portfolio managers’ expectations regarding particular securities or markets are not met. In particular, as long as the Fund is positioned to seek profits from a major U.S. equity market decline, the value of the Fund’s shares may be adversely affected during periods in which there are stable or rising market conditions.

The Fund may also use the following investment technique:

●	Defensive Investments. When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such instruments may include, without limitation, fixed income securities and money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

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The Fund may also engage in other investment practices in order to achieve its investment objectives. These are discussed in the Statement of Additional Information (“SAI”) which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

Investing in the Fund involves the following risks:

●	Convertible Securities Risk. The Fund may invest in convertible securities which may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Investments by the Fund in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether the Fund should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit risk and are often lower-quality securities.

●	Health Crisis Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In particular, COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The impact of COVID-19 is currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, as the COVID-19 pandemic abates, the extent and strength of any economic recovery is uncertain and subject to various factors and conditions, including the emergence of other infectious illness outbreaks that may have similar impacts. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

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●	Derivatives Risk. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

●	Equity Risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by the Fund. Because the value of securities, and thus shares of the Fund, could decline, you could lose money.

●	Event Driven Risk. Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

●	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:

●	Access Risk — The risk that some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

●	Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

●	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.

●	Liquidity Risk — Foreign securities are sometimes less liquid than securities of comparably sized U.S. issuers.

●	Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

●	Emerging Market — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

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●	High Yield Securities Risk. High yield securities may have fewer protective provisions and are generally riskier and less liquid than higher rated securities. Issuers of these securities may have difficulty making principal and interest payments when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

●	Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. While the Biden Administration and the Federal Reserve have made efforts to reduce the effects of inflation on the U.S. economy and financial markets, the mitigating effects of such efforts are highly uncertain. Furthermore, any such mitigating efforts — such as raising benchmark interest rates — may have other detrimental effects on the U.S. economy and capital markets. Economists differ on whether the recently passed Inflation Reduction Act will achieve any reduction in inflation and/or if such reduction will occur in the short term.

●	Interest Rate Risk, Maturity Risk, and Credit Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due. Recent rises in interest rates may increase certain risks associated with investing in the Fund, including generating the potential for longer periods of volatility and increased redemptions.

●	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline. In addition, the portfolio managers’ strategy may produce returns that are different from other mutual funds that invest in similar securities.

●	Market Risk. Market risk is the risk that the securities markets will fluctuate, sometimes rapidly and unpredictably based on regional and overall economic conditions and other factors. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

●	Merger Risk. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction

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will not rise and in fact may fall. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could be adversely impacted if the value of the securities decline during the Fund’s holding period. The Fund’s return also could be adversely impacted to the extent that the Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return. The Fund may also invest in companies that result from a reverse merger. These companies may be unseasoned and lack a trading history, a track record of reporting to investors, and widely available research coverage. Such companies are thus often subject to extreme price volatility and speculative trading.

●	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions, or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to the Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

●	Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

●	Rising Stock Market Risk. The Fund currently anticipates seeking profits from a major U.S. equity market decline through a variety of investment practices. Accordingly, in rising markets its risk of loss will be greater than in declining stock markets. The Adviser believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However, the best overall results typically will be achieved in declining stock markets. In rising markets the risk of loss is likely.

●	Short Sale Risk. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security’s value will decline. To complete a short sale, the Fund must borrow the security to make delivery. To close out a short sale, the Fund must buy the security in order to return the security it borrowed. If the price of a security sold “short” by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss, which is potentially unlimited. In addition, the lender of the security borrowed by the Fund may generally require the return of the security at any time, which may require the Fund to close out its short sale at an inopportune time if it cannot borrow the security from another party.

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●	U.S. Treasury Securities Risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which may be obtained by calling 800-Gabelli (800-422-3554), your financial intermediary, or free of charge through the Fund’s website at www.gabelli.com.

MANAGEMENT OF THE FUND

The Adviser. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, is a New York limited liability company that serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the Fund’s operations under the general supervision of the Fund’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds (“Gabelli Fund Complex” or “Fund Complex”). The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”), a publicly held company listed on the OTCQX.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended April 30, 2023, the Fund paid the Adviser a fee computed daily and payable monthly equal to 1.00% of the value of the Fund’s average daily net assets. For the fiscal year ended April 30, 2023, the Adviser agreed to waive the Fund’s management fee of 1.00%. The Adviser has contractually agreed to waive the Fund’s management fee of 1.00% for the period ending on the later of the Fund reaching $100 million in net assets or November 24, 2024 and this arrangement may be terminated only by the Board before such time.

The Fund’s semiannual report to shareholders for the period ending October 31, 2023, will contain a discussion of the basis of the Board’s determination to continue the investment advisory arrangement.

The Portfolio Managers. The portfolio managers of the Fund are Mr. Ralph Rocco, Mr. Willis Brucker, Mr. Paolo Vicinelli, and Mr. Joseph Gabelli, each of whom is jointly responsible for the day to day management of the Fund.

Mr. Rocco is a Partner and Senior Portfolio Manager at Gabelli and leads the merger portfolio team. Mr. Rocco has extensive merger investing experience that spans three decades and specializes in all aspects of complex global merger transactions. He holds a BA in Economics from Rutgers University.

Mr. Brucker has 17 years experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from the Boston College Carroll School of Management with a BS in Finance and Corporate Reporting and Analysis.

Mr. Vicinelli is a Senior Portfolio Manager and analyst of various portfolios managed by the Gabelli organization. Mr. Vicinelli has over 27 years of investment experience focusing on global special situations and complex merger transactions. Mr. Vicinelli is co-author of “Deals…Deals...and More Deals,” a detailed narrative dedicated to M&A first published by Gabelli University Press in 1999. Mr Vicinelli graduated from Colgate University in 1991 with a BA in History, and received his MBA in Finance from Columbia Business School in 1999.

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Mr. Joseph Gabelli rejoined GAMCO Investors, Inc. on May 1, 2018, after serving as a data strategy consultant for Alt/S, an early stage media and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, Mr. Joseph Gabelli served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group. He began his investment career at Integrity Capital Management, a Boston based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare and consumer discretionary sectors. Mr. Gabelli holds a BA from Boston College, and an MBA from Columbia Business School, where he graduated with Dean’s Honors and Distinction.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Fund.

INDEX DESCRIPTION

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

CLASSES OF SHARES

Four classes of the Fund’s shares are offered in this prospectus — Class AAA shares, Class A shares, Class C shares, and Class I shares. The Fund is not designed for market timers; see the section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investments and the length of time you intend to hold your shares.

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000.

The Fund’s Class AAA shares are offered only to (1) clients of broker-dealers or other financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or similar service or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

The Fund’s Class A shares and Class C shares each carry their own sales charges. There are also ongoing charges that all investors pay as long as they own their shares. Class A shares have an initial sales charge which is deducted directly from the money you invest. Class C shares have a contingent deferred sales charge (“CDSC”) that you may have to pay if you sell your shares within 12 months of buying them. Class I shares have no sales charges.

Class I shares are available to investors with a minimum investment of $500,000 and purchasing the shares directly through the Distributor or brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. Such brokers or financial intermediaries may have different requirements as to the investment minimum. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The minimum investment requirement is waived for employee benefit plans with assets of at least $50 million.

The Distributor or its affiliates may, in their discretion, accept investments from purchasers that do not meet the qualification requirements.

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There is no minimum for subsequent investments.

The table that follows summarizes the differences among the classes of shares.

●	A “front-end sales load” or sales charge is a one time fee that may be charged at the time of purchase of shares.

●	A CDSC is a one time fee that may be charged at the time of redemption.

●	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

●	the length of time you plan to hold the shares;

●	the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

●	whether you qualify for a reduction or waiver of the Class A sales charge; and

●	whether you qualify to purchase Class AAA or Class I shares.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Front-End Sales Load?	No.	Yes. The percentage declines as the amount invested increases. The offering price of a Class A share includes the front-end sales load.	No.	No.
Contingent Deferred Sales Charge?	No.

No, except for shares redeemed up to and including the last day of the eighteenth month after purchase as part of an investment greater than $1 million if no front-end sales load was paid at the time of purchase.

			Yes, for shares redeemed up to and including the last day of the twelfth month after purchase.	No.
Rule 12b-1 Fee	0.25%	0.25%	1.00%	None
Convertible to Another Class?	Yes, may be converted to Class I shares provided certain conditions are met.	No.	No. Conversion to Class A shares after approximately ten years.	No.
Fund Expense Levels	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class A shares.	Lower annual expenses than Class C shares. Higher annual expenses than Class I shares. Same as Class AAA shares.	Higher annual expenses than Class AAA, Class A, and Class I shares.	Lower annual expenses than Class AAA, Class A, and Class C shares.

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The following sections and Appendix A to this prospectus include important information about sales charges and sales charge reductions and waivers and describe information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, please refer to Appendix A to this prospectus, which describes all such intermediaries. Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

If you		then you should consider
●	qualify for a reduced or waived front-end sales load	purchasing Class A shares instead of Class C shares
●	do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C shares instead of Class A shares
●	do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A shares instead of Class C shares
●	are eligible and wish to purchase at least $500,000 worth of shares	purchasing Class I shares
●	qualify for no-load	purchasing Class AAA shares

Sales Charge — Class A Shares. Unless you are eligible for a sales charge reduction or a waiver as set forth in Appendix A to this prospectus, the sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule. It is the purchaser’s responsibility to notify the Fund, the Distributor, or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers.

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load. The term “offering price” includes the front-end sales load.
**	Subject to a CDSC equivalent to the corresponding amount listed under the column “Reallowance to Broker-Dealers” for redemptions up to and including the last day of the eighteenth month after purchase.

There is no sales charge for investments in Class A shares of $1 million or more, except that you will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A shares without a sales load and you redeem all or part of your shares within eighteen months after purchase. No sales charge is imposed on reinvestment of dividends and distributions if you select that option in advance of the distribution. The Distributor may pay a dealer concession of up to 1% on investments made with no initial sales charge. The fee may be waived if no dealer concession is paid.

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Breakpoints or Volume Discounts

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or volume discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $50,000 or more in Class A shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

Sales Charge Reductions and Waivers — Class A Shares

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent (“Letter”) agreeing to make purchases over time. Certain types of investors, as set forth below, are eligible for sales charge waivers.

Class A shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load, as described in Appendix A to the prospectus.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation. In order to determine whether you qualify for a volume discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value per share (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a volume discount.

Letter of Intent. If you initially invest at least $1,000 in Class A shares of the Fund and submit a Letter to your financial intermediary or the Distributor, you may make purchases of Class A shares of the Fund during a thirteen month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information

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or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

●	all of your accounts at the Fund or a financial intermediary;

●	any account of yours at another financial intermediary; and

●	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers. Class A shares of the Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon Corporation, SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), State Street Bank and Trust Company (“State Street”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, employees and directors of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within ninety days of the redemption; (5) employee benefit plans; (6) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (7) investment advisory clients of GAMCO Asset Management, Inc. and their immediate families; (8) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program; and (9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this prospectus should contact their financial intermediary. Some of these investors may also qualify to invest in Class I shares.

Contingent Deferred Sales Charge

We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first. Shares acquired by reinvestment of distributions can be sold without a CDSC. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first

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redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in the Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

●	redemptions and distributions from retirement plans made after the death or disability of a shareholder;

●	minimum required distributions made from an IRA or other retirement plan account after you reach age 70½;

●	involuntary redemptions made by the Fund;

●	a distribution from a tax deferred retirement plan after your retirement; and

●	returns of excess contributions to retirement plans following the shareholder’s death or disability.

The CDSC will be waived if you invest and purchase your shares through intermediaries identified in Appendix A to this prospectus.

Class C Shares

The CDSC is deducted directly from your investment when you sell your shares. It is equal to 1.00% of the original purchase price or the current value of the shares, whichever is lower. You will pay a CDSC when you redeem Class C shares up to and including the last day of the twelfth month from when they were bought. We calculate the CDSC from the month you buy your shares. We always redeem the shares with the lowest CDSC first.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares of the Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C shares of the Fund.

Class C shares are converted to Class A shares after approximately ten years (but possibly earlier), meaning that you keep paying the higher distribution and service fees associated with Class C shares as long as you hold them.

The maximum amount of Class C shares that are eligible for purchase by an investor is limited to $1 million.

Class I Shares

Class I shares have no sales charges and no distribution or service fees, but are only available to investors with a minimum investment of $500,000 and purchasing shares directly through G.distributors, or brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares. The minimum is waived for employee benefit plans with assets of at least $50 million. The Distributor or its affiliates may, in their discretion, accept investments in Class I shares from purchasers that do not meet the qualification requirements.

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Rule 12b-1 Plans. The Fund has adopted service and distribution plans under Rule 12b-1 for Class AAA, Class A, and Class C shares of the Fund (“Plans” or each, a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class AAA, Class A, and Class C shares and the provision of certain shareholder services. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside a Plan and not be subject to its limitations.

The Class AAA and Class A Plans authorize payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA and Class A shares to finance distribution of its Class AAA and Class A shares or pay shareholder service fees. The Class C Plan authorizes payments at an annual rate of 0.75% of its average daily net assets attributable to Class C shares to finance distribution of its Class C shares and 0.25% of its average daily net assets attributable to Class C shares to pay shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C shares than for Class AAA or Class A shares, Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASE OF SHARES

You can purchase the Fund’s shares on any Business Day.

●	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “Comstock Funds, Inc.” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 219204	c/o SS&C GIDS
Kansas City, MO 64121-9204	430 W 7th Street STE 219204
Kansas City, MO 64105-1407

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

●	By Internet: You may open an account over the Internet at www.gabelli.com.

●	By Bank Wire or by ACH System. To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: Comstock Capital Value Fund

Account # __________________________

Account of [Registered Owners]

●	Telephone. You may make purchases for an existing account with banking instructions on file by telephone at 800-GABELLI (800-422-3554).

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If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail”. Note that banks may charge fees for wiring funds, although the Transfer Agent will not charge you for receiving wire transfers.

You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

Your broker-dealer or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). The broker-dealer or other financial intermediary will transmit a purchase order and payment to SS&C GIDS on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form but does not issue the shares to you until it receives full payment, subject to a front-end sales charge in the case of Class A shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV.

Minimum Investments. The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). The minimum initial investment for Class I shares is $500,000 for investors purchasing Class I shares directly through the Distributor. Investors who wish to purchase Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares should consult their broker or financial intermediary with respect to any minimum investment amount required for their account. The Distributor or its affiliates may, in their discretion, waive the minimum investment requirement under certain circumstances. There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

General. SS&C GIDS will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund’s management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Customer Identification Program. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential, or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

Third Party Arrangements. In addition to, or in lieu of, amounts received by broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to broker-dealers and other financial intermediaries that provide services

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to the Fund or to shareholders in the Fund, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, subaccounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealer, or other financial intermediaries. Revenue sharing payments may also be made to brokers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers or other financial intermediaries in accordance with applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser negotiates the level of payments described above to any particular broker-dealer or other financial intermediary. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I shares, the Fund may not make any payments for distribution related shares.

In addition, in certain cases, broker-dealers or other financial intermediaries, may have agreements pursuant to which shares of the Fund owned by their clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Fund’s transfer agency agreement, the Fund pays the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Fund. The Board may, from time to time, authorize the Fund to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Fund can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Fund in excess of $10 million. In these cases, the Board may authorize the Fund to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

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Additional Purchase Information

Retirement Plans/Education Savings Plans. The Fund makes available IRAs and Coverdell Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R-10” plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” For Class AAA, A, and C shares, the minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement or education savings plans.

Automatic Investment Plan. The Fund offers an automatic monthly investment plan. For Class AAA, Class A, and Class C shares there is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House system. You must also have a completed and approved Account Options Form on file with the Transfer Agent.

There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

Voluntary Conversion. Shareholders may be able to convert shares to Class I shares of the Fund, which have a lower expense ratio, provided certain conditions are met. For Class A and Class C, this conversion feature is intended for shares held through a financial intermediary offering a fee based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Shareholders who currently hold Class AAA shares and are eligible to purchase Class I shares may convert existing Class AAA shares of the same Fund through their financial intermediary if their financial intermediary has a specific agreement with the Distributor. In such instances, Class AAA, Class A, or Class C shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Under current interpretation of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares generally should not be treated as a taxable event. The Distributor has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. (“Merrill Lynch”), pursuant to which Class C shares held by a Merrill Lunch customer will be converted into Class A shares of the same fund in the month of the 8-year anniversary of the purchase date. Please contact your tax advisor and/or financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

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Conversion of Class C shares to Class A shares. Investors whose accounts are held at the Fund’s transfer agent are eligible to hold Class C shares of the Fund only until the month of the 8-year anniversary of the purchase date. In the month of the 8-year anniversary of the purchase date, the Fund will convert such an investor’s Class C shares into Class A shares. This conversion will not be subject to any sales charge, fee, or other charge, and will be based on the relative net asset values of the two classes in question. The Internal Revenue Service currently takes the position that such conversions are not taxable. Should its position change, the conversion feature may be suspended. If this were to happen, you would have the option of instructing the Fund to continue to convert your Class C shares of the Fund to Class A shares of the Fund at the anniversary date described above. This conversion would also be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result. Shareholders should consult with their tax adviser regarding the state and local tax consequences of such conversions.

Investors holding Class C shares of the Fund through a financial intermediary in “street name” may be subject to different eligibility requirements regarding the holding of Class C shares of the Fund. In this regard, a financial intermediary may sponsor and/or control accounts, programs, or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shares of the Fund may be converted to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares. To the extent a financial intermediary’s policies provide for no such conversion, or for a conversion schedule that extends beyond the month of the 8-year anniversary of the purchase date, investors holding Class C shares through such financial intermediary may be disadvantaged relative to investors holding Class C shares either at the Fund’s transfer agent or through another financial intermediary. Because Class C shares pay higher ongoing asset-based distribution and shareholder servicing fees than Class A shares, financial intermediaries may have a conflict of interest in establishing their relevant conversion schedules and eligibility requirements. Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.

REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares beyond seven (7) days when the NYSE is closed, when trading on the NYSE is restricted (as determined by the SEC), or when an emergency exists (as determined by the SEC) and the Fund cannot sell its portfolio securities or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives your redemption request in proper form, subject in some cases to a redemption fee or a CDSC, as described under “Classes of Shares—Contingent Deferred Sales Charges” or a redemption fee as described below in this section. A redemption is a taxable event to you on which you would realize gain or loss (subject to certain limitations on the deductibility of losses). In instances where a redemption fee is triggered, a CDSC may also apply, as described in greater detail in other parts of this prospectus.

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You may redeem shares through a broker-dealer, or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund or, if applicable, its authorized designee receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short term trading of Fund shares creates risks for the Fund and its long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of the Fund’s shares.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of the Fund’s shares held by other shareholders. This may occur when an event that affects the value of the foreign securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has adopted procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short term trading fee) on Class AAA, Class A, Class C, and Class I shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund’s Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

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While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

If you hold shares directly through the Distributor, you may redeem shares:

●	By Letter. You may mail a letter requesting redemption of shares to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

●	By Telephone or the Internet. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with SS&C GIDS by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States), or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If SS&C GIDS properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither SS&C GIDS nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that SS&C GIDS may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

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1.	Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The proceeds are normally wired on the next Business Day.

If you redeem shares through your broker or other financial intermediary, the broker or financial intermediary will transmit a redemption order to SS&C GIDS on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC and redemption fee, if applicable) after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with SS&C GIDS, call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA or Coverdell education savings account) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before the Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000. The Distributor will waive any CDSC in connection with an involuntary redemption.

Reinstatement Privilege. A shareholder in the Fund who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within ninety days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds. The Fund expects to meet redemption requests typically by selling portfolio assets, with holdings of cash and cash equivalents, or by drawing on its line of credit. In certain circumstances, the Fund may meet a redemption request in-kind, as described under “Redemption In Kind.” These methods of meeting redemption requests are expected to be used in both normal and stressed market conditions. A redemption request received by the Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by wire, the Fund will normally wire the funds according to the wire instructions you provide, within three business days after receipt of your redemption request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan you may not receive proceeds from your redemption until the check clears or ten days following the purchase, whichever is earlier. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request. Typically, the Fund receives redemption requests through the National Securities Clearing Corporation (“NSCC”) system, which is utilized by

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financial intermediaries to submit requests on behalf of their clients or customers who hold shares of the Fund in “street name.” In such circumstances, the Fund expects redemption proceeds to be delivered via the NSCC system within three business days after receipt of a redemption request. The NSCC system is not used for shareholders whose accounts are held at the Fund’s transfer agent (as opposed to shareholders whose accounts are held in “street name” at a broker or other financial intermediary).

Redemption In Kind. The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, the Fund may pay your redemption proceeds in portfolio securities if you redeem more than $250,000 over the preceding three months, and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. In such an instance, the Fund would communicate to you its intention to meet your redemption request in portfolio securities. Securities received in kind will remain subject to the risk of market fluctuations until sold; however, the Fund would distribute to you from its portfolio of investments only securities that the Adviser determines are readily marketable. The specific security or securities to be distributed will be selected at the discretion of the Board or its designee(s), subject to any applicable laws or regulations, and could be individual securities, a representative basket of securities or a pro rata slice of the Fund’s portfolio. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. Payments would be made in portfolio securities only in instances where the Fund’s Board (or its delegate) believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Please see “Redemption of Shares” in the SAI for additional information.

EXCHANGE OF SHARES

You can exchange shares of the Fund for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554), or contact your broker. Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser or its affiliates without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. The Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you on which you would realize capital gain or loss (subject to possible limitations of deductibility).

In effecting an exchange:

●	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

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●	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of the exchange;

●	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

●	you will realize a taxable gain or loss (subject to certain loss limitation rules) because the exchange is treated as a sale for federal income tax purposes;

●	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com, to obtain the prospectus; and

●	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Transfer Agent, or through your financial intermediary that has entered into the appropriate selling agreement with the Distributor.

●	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).

●	Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

●	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. The Fund may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your financial intermediary and does not benefit the Fund, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this prospectus and must be disclosed to you by your broker-dealer or other financial intermediary.

PRICING OF FUND SHARES

The Fund’s NAV is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m, Eastern Time. The NAV of each class is computed by dividing the value of the Fund’s net assets, i.e., the value of its securities and other assets less its liabilities including expenses payable or accrued but excluding capital stock and surplus attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made after the time

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as of which the purchase or redemption order is received in proper form. Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Equity securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market where trades are reported contemporaneously and for which market quotations are readily available are valued at the last quoted sale or a market’s official closing price at the close of the exchange’s or other market’s regular trading hours, as of or prior to the time and day as of which such value is being determined. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. If there has been no sale on the day the valuation is made, the securities are valued at the mean of the closing bid and ask prices on the principal market for such security on such day. If no ask prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or ask prices are quoted on such day, the Fund’s accounting agent will notify the Adviser and the security will be valued based on written or standing instructions from the Adviser.

Equity securities which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market. When the NYSE is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act) using the prevailing exchange rate as described below. If some event occurs affecting or likely to affect the price of an equity security or group of equity securities to a significant extent including but not limited to material market movement, changes in market conditions after a foreign market closes, but prior to 4:00 p.m. Eastern Time, or a company development, such as a material business development, dividend declaration, stock split, or rights offering, and if adequate and timely information relating to the event is not available or is not taken into account by the pricing service, the Adviser should review the pricing furnished by the pricing service to determine whether it is appropriate in the circumstances. In such case, the Adviser will obtain market quotations from another source or will make a fair value determination of such securities using other appropriate value measurements. If the primary market for such an equity security suspends or limits trading or price movements, whether for the market as a whole or the particular security, and trading also occurs on a secondary market which has not suspended or limited trading or price movement, valuation will be based on information from the secondary market provided by the Adviser. If all markets on which such an equity security have suspended trading, the Adviser will fair value such security as provided above. Information that becomes known after the close of the NYSE, normally 4:00 p.m. Eastern time, on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security determined earlier or on a prior day.

Initial public offering securities are initially valued at cost. Upon commencement of trading, these securities are valued like any other equity security.

33

Debt obligations (including convertible debt) for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service overseen by the Adviser.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern time.

Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliability priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading or foreign or other exchanges are closed, but before trading on the NYSE is closed. Securities and other assets for which market quotations are not readily available are fair valued as determined by the Adviser, as the “valuation designee,” as such term is defined in Rule 2a-5(e)(4) of the 1940 Act, pursuant to Fair Value Procedures adopted pursuant to Rule 2a-5 under the 1940 Act. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.

DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually for the Fund. You may have dividends and/or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying

34

the Fund or your financial intermediary in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges by the Fund in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or capital gain distribution was declared will be subject to income taxes. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may be different for different classes of shares of the Fund.

TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gain. Dividends paid from investment company taxable income (including distributions of net short term capital gains i.e., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income if you are a U.S. Shareholder, except that qualified dividends may be eligible for the reduced federal tax rate applicable to long term capital gains. It is likely that not all of the Fund’s dividends will be qualified dividends for purposes of this reduced rate of tax. Properly reported distributions of net capital gain, (i.e., net long term capital gains minus net short term capital loss) (“Capital Gain Dividends”) are taxable to you at long term capital gain rates no matter how long you have owned your shares. The Fund has a significant amount of capital loss carryforwards which will offset future recognized gains. As a result, Capital Gain Dividends are not expected until the capital loss carryforwards are utilized or expire. The Fund’s distributions, whether you receive them in cash or reinvest them in additional Fund shares, generally will be subject to federal, and, if applicable state, and local taxes. A redemption of Fund shares or an exchange of the Fund’s shares for shares of another fund will be treated for tax purposes as a sale of the Fund’s shares and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

A distribution declared by the Fund in October, November, or December to shareholders of record on a specified date in such a month and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

If you sell your Fund shares it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

By federal law, the Fund must withhold, as backup withholding, a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. The Fund does not consider taxes to be of primary importance in implementing its investment strategy. A more complete

35

discussion of the tax rules applicable to you and the Fund can be found in the SAI that is incorporated by reference into this prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund based on your individual circumstances.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. The Fund offers electronic delivery of Fund documents. Direct shareholders of the Fund can elect to receive the Fund’s annual, semiannual and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.gabelli.com. Shareholders who purchased shares of the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of the Fund documents, if available.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years of the Fund’s Class AAA, Class A, Class C, and Class I shares. The total returns in the table represent the percentage amount that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report, which is available upon request.

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Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations								Ratios to Average Net Assets/Supplemental Data
Year Ended April 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class AAA
2023	$3.66	$0.07	$0.08		$0.15	$-		$3.81	4.10%	$255	1.94%	4.05%	0.00	%(b)(c)(d)	265%
2022	3.70	(0.07)	0.03		(0.04)	-		3.66	(1.08)	190	(1.82)	4.93	1.95	(c)(d)(e)	243
2021	3.81	(0.11)	(0.00	)(f)	(0.11)	0.00	(g)	3.70	(2.89)	208	(3.00)	4.12	3.12	(c)	0	(h)
2020	4.31	(0.15)	(0.35)		(0.50)	0.00	(g)	3.81	(11.60)	245	(3.60)	7.49	5.80	(d)(e)(i)(j)	79
2019	5.05	(0.05)	(0.69)		(0.74)	0.00	(g)	4.31	(14.65)	1,498	(1.02)	3.38	3.38	(d)(e)(i)	0	(h)

Class A
2023	$3.65	$0.09	$0.06		$0.15	$-		$3.80	4.11%	$1,162	2.39%	4.05%	0.00	%(b)(c)(d)	265%
2022	3.69	(0.07)	0.03		(0.04)	-		3.65	(1.08)	1,193	(1.95)	4.93	2.07	(c)(d)(e)	243
2021	3.80	(0.11)	(0.00	)(f)	(0.11)	0.00	(g)	3.69	(2.89)	1,554	(3.00)	4.12	3.12	(c)	0	(h)
2020	4.29	(0.16)	(0.33)		(0.49)	0.00	(g)	3.80	(11.42)	1,715	(3.89)	7.74	6.05	(d)(e)(i)(j)	79
2019	5.03	(0.05)	(0.69)		(0.74)	0.00	(g)	4.29	(14.71)	6,006	(1.07)	3.38	3.38	(d)(e)(i)	0	(h)

Class C
2023	$3.10	$0.09	$0.04		$0.13	$-		$3.23	4.19%	$10	2.96%	4.80%	0.00	%(b)(c)(d)	265%
2022	3.15	(0.07)	0.02		(0.05)	-		3.10	(1.59)	35	(2.38)	5.68	2.50	(c)(d)(e)	243
2021	3.24	(0.09)	(0.00	)(f)	(0.09)	0.00	(g)	3.15	(2.78)	49	(3.73)	4.87	3.87	(c)	0	(h)
2020	3.69	(0.14)	(0.31)		(0.45)	0.00	(g)	3.24	(12.20)	330	(3.90)	7.81	6.12	(d)(e)(i)(j)	79
2019	4.36	(0.07)	(0.60)		(0.67)	0.00	(g)	3.69	(15.37)	2,164	(1.81)	4.13	4.13	(d)(e)(i)	0	(h)

Class I
2023	$3.79	$0.08	$0.08		$0.16	$-		$3.95	4.22%	$3,740	2.10%	3.80%	0.00	%(b)(c)(d)	265%
2022	3.82	(0.05)	0.02		(0.03)	-		3.79	(0.79)	2,737	(1.43)	4.68	1.58	(c)(d)(e)	243
2021	3.92	(0.10)	(0.00	)(f)	(0.10)	0.00	(g)	3.82	(2.55)	1,987	(2.75)	3.87	2.87	(c)	0	(h)
2020	4.42	(0.11)	(0.39)		(0.50)	0.00	(g)	3.92	(11.31)	2,263	(2.65)	6.51	4.82	(d)(e)(i)(j)	79
2019	5.17	(0.04)	(0.71)		(0.75)	0.00	(g)	4.42	(14.51)	6,316	(0.82)	3.13	3.13	(d)(e)(i)	0	(h)

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than 0.005%.
(c)	During the fiscal years ended April 30, 2023, 2022, and 2021, the Adviser reimbursed and/or waived expenses of $174,961, $114,019, and $40,792, respectively.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For the years ended April 30, 2023, 2022, and 2020, if credits had not been received, the expense ratios would have been 0.01%, 1.96%, and 5.81% (Class AAA), 0.01%, 2.08%, and 6.06% (Class A), 0.01%, 2.51%, and 6.13% (Class C), and 0.01%, 1.59%, and 4.83% (Class I). For the year ended April 30, 2019, there was no impact on the expense ratios and for the year ended April 30, 2021, the Fund did not receive any credits from the designated broker.
(e)	The Fund incurred interest expense during the years ended April 30, 2022, 2020, and 2019. For the year ended April 30, 2022, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.94% (Class AAA), 2.06% (Class A), 2.49% (Class C), and 1.57% (Class I). For the years ended April 30, 2020 and 2019, the effect of interest expense was minimal.
(f)	Amount represents less than $(0.005) per share.
(g)	Amount represents less than $0.005 per share.
(h)	Amount represents less than 0.5%.
(i)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended April 30, 2020 and 2019 would have been 5.36% and 2.67% (Class AAA), 5.64% and 2.67% (Class A), 5.68% and 3.42% (Class C), and 4.38% and 2.42% (Class I).
(j)	During the fiscal year ended April 30, 2020, the Adviser directly paid legal fees on behalf of the Fund. If the Fund had paid these expenses, the expense ratios for that period would have been 7.48% (Class AAA), 7.73% (Class A), 7.80% (Class C), and 6.50% (Class I).

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APPENDIX A

Sales Charge Reductions and Waivers Available through Certain Intermediaries

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Classes of Shares” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund. The specific sales charge waivers and/or discounts for the intermediaries below are implemented and solely administered by the particular intermediary. Please contact that intermediary to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

The information in this Appendix A is part of, and incorporated into, the Fund’s prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

*****

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

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Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill
Lynch, over a 13 month period of time (if applicable)

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Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond affiliates (“Raymond James & Associates, James”) Inc., Raymond James Financial Services, Inc. and each entity’s

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

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●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in this prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13 month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

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Comstock Funds, Inc.

Comstock Capital Value Fund

Class AAA, A, C, and I Shares

For More Information:

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s semiannual and audited annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

Appendix A:

Appendix A to this prospectus, “Sales Charge Reductions and Waivers Available through Certain Intermediaries” is a separate document that is incorporated by reference into this prospectus and contains information on sales charge reductions and waivers that differ from the sales charge reductions and waivers disclosed in this prospectus and the related SAI.

You can obtain free copies of these documents and prospectuses of other funds in the

Gabelli family, or request other information and discuss your questions about the Fund by mail,

toll free telephone, or the Internet as follows:

Comstock Funds, Inc.

One Corporate Center

Rye, NY 10580-1422

Telephone: 800-GABELLI (800-422-3554)

www.gabelli.com

You can also review and/or copy the Fund’s prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington DC. You can obtain text only copies:

●	Free from the Fund’s website at www.gabelli.com.

●	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

●	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-05502)

42

COMSTOCK FUNDS, INC.

COMSTOCK CAPITAL VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2023

This Statement of Additional Information (“the SAI”), which is not a prospectus, describes Comstock Capital Value Fund (the “Capital Value Fund” or the “Fund”) which is the only series of the Comstock Funds, Inc., a Maryland corporation (the “Company”). This SAI should be read in conjunction with the Fund’s prospectus for Class AAA, Class A, Class C, and Class I shares, dated August 28, 2023. This SAI is incorporated by reference in its entirety into the Company’s prospectus. Portions of the Company’s annual report to shareholders are incorporated by reference into this SAI. For a free copy of the prospectus or the Company’s annual report to shareholders, please contact the Company at the address, telephone number, or Internet website printed below.

One Corporate Center
Rye, New York 10580-1422
Telephone: 800-GABELLI (800-422-3554)
www.gabelli.com

Class	Ticker Symbol
AAA	COMVX
A	DRCVX
C	CPCCX
I	CPCRX

i

GENERAL INFORMATION

The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and currently consists of one portfolio: the Capital Value Fund. The Company was incorporated under the laws of the State of Maryland on March 14, 1988, as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the “Reorganization”). The Capital Value Fund commenced operations upon the consummation of the Reorganization. On May 22, 2000, (i) the Company changed its name to Gabelli Comstock Funds, Inc. and (ii) Comstock Partners Capital Value Fund was renamed Gabelli Comstock Capital Value Fund. On August 3, 2000, (i) the Company changed its name to Comstock Funds, Inc. and (ii) Gabelli Comstock Capital Value Fund was renamed Comstock Capital Value Fund.

The Company’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Fund is advised by Gabelli Funds, LLC (the “Adviser”).

INVESTMENT STRATEGIES AND RISKS

The Fund’s prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize in seeking to achieve its investment objective, and certain risks associated with such investments and strategies. Subject to the investment policies and restrictions contained in the prospectus and this SAI, the Fund may invest in any of the securities described herein.

The Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. The Fund may invest in a limited number of industries and the Fund may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

The Fund intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, two or more controlled issuers engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund’s investments in securities of the United States government, its agencies or instrumentalities or other regulated investment companies are not subject to these limitations.

Certain Investment Techniques

The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Fund. In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Fund’s net asset value per share (“NAV”) fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short term gains realized from portfolio transactions are taxable to shareholders as ordinary income.

Debt Securities

The Fund’s debt securities may include obligations issued or guaranteed by the United States government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies, or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions, finance companies, and supranational organizations.

In determining whether the Fund should invest in particular debt securities, the Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer’s available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund, and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Service (“S&P”), a division of S&P Global, Inc., or other recognized rating agencies. The judgment of the Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

In many instances, the Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. In analyzing unrated debt securities or preferred stock, the Adviser may consider the issuer’s experience and managerial strength, changing financial condition, borrowing requirements, or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, and asset coverage and earnings prospects.

Lower Rated Securities

The Fund is permitted to invest in securities rated below Baa by Moody’s and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. These securities, commonly referred to as “junk bonds”, provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, and the quality of the issuer’s management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in the Fund’s portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

The Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Fund’s assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency, i.e., securities rated C by Moody’s or D by S&P. However, the Fund currently intends to limit such investments to 35% of its assets in debt securities rated Baa or lower by Moody’s or BBB or lower by S&P. The Adviser’s decision to invest in lower rated securities is not subject to shareholder approval.

These securities are considered by S&P and Moody’s, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. See “Description of Bond and Commercial Paper Ratings” for a general description of Moody’s and S&P securities ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities, which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Such securities are generally traded only among dealers and institutional investors. The secondary trading market for these securities generally is not as liquid as the secondary market for higher rated securities. The weaker secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet that fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The weaker secondary market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing that fund’s portfolio and calculating its NAV.

Lower rated zero coupon securities and pay-in-kind bonds (in which the Capital Value Fund is limited to 5% of its total assets) involve special considerations. Such zero coupon securities, pay-in-kind, or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on their investment.

U.S. Government Securities

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association (“GNMA”) pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association (“FNMA”), by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

Recent Events Regarding FNMA and FHLMC Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA (“FNMA”) and FHLMC (“FHLMC”) into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement were both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.

The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by the Fund.

Foreign Securities

The Fund may invest up to 65% of its assets in foreign securities, including securities of emerging market issuers the Fund may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency denominated corporate debt securities, certificates of deposit, and bankers’ acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies, and instrumentalities, international agencies and supranational entities, directly in foreign equity securities and in securities represented by European Depositary Receipts (“EDRs”), or American Depositary Receipts (“ADRs”). (See “Depositary Receipts” below)

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Based on investment policies of the Fund it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions for U.S. Federal income tax purposes with respect to any withholding taxes on dividend or interest payments by foreign taxing authorities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets. The Fund’s investment in foreign securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks, and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the U.S.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities

The Fund may invest in securities of emerging market countries. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.

Depositary Receipts

ADRs, GDRs, EDRs and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as “Depositary Receipts”) evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. Banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

The Fund treats Depositary Receipts as interests in the underlying securities for purposes of their investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. The Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to any more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depositary Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts.

Sovereign Debt

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world’s largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners also could adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund’s investment objective. The Fund may have limited legal recourse in the event of default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium, and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

Expropriation, confiscatory taxation, nationalization, political, economic, or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund’s assets should these conditions or events recur.

Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by a domiciliary of the countries, and/or impose additional taxes on foreign investors.

In addition, if deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options and Swaps

Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options and certain currency transactions) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA and pursuant to Rule 4.5 under the CEA, certain trading restrictions are applicable to the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions and option premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the future, options or swaps markets. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Derivatives Transactions – Options, Futures, and Currencies

The Fund is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures, and foreign currencies for bona fide hedging and/or speculative purposes as specified in the prospectus. The Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, and options thereon, the Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by the Fund, the Fund will establish segregated accounts consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. The Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. All futures and related options transactions engaged in by the Fund will constitute bona fide hedging or other permissible transactions in accordance with the CEA, as amended, and the rules and regulations promulgated by the CFTC; provided, however, that the Fund may enter into futures contracts and options on futures for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options would not exceed 5% of the liquidation value of the Fund’s portfolio; provided further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time the Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund’s portfolio. The Fund may also enter into forward foreign currency exchange contracts (“forward contracts”) for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, the Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.

In addition to the limitations set forth in the preceding paragraph relating to the use of futures and options on futures, the Fund has adopted certain additional policies relating to derivative transactions. The Fund will not purchase put or call options if, immediately after giving effect to such purchase, the value of all uncovered put and call options held by the Fund would exceed 10% of the value of its net assets. The Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written. Because the foregoing limitations apply only at the time the Fund enters into a transaction, the value of the Fund’s holdings or its net exposure under the relevant instruments may be significantly more or less than at the time of its initial investment.

The ability of the Fund to engage in the options and futures strategies described herein will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential for losses. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated above. Furthermore, the Fund’s ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described herein.

In connection with transactions in stock index futures contracts, interest rate futures contracts, and options thereon written by the Fund on such futures contracts, the Fund engaging in such transactions will be required to deposit as “initial margin” an amount of cash and short term United States government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

Merger Risks

In general, the securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period. The Fund’s return also could be adversely impacted to the extent that the Adviser’s strategies fail to identify companies for investment by the Fund that become the subject of a merger or similar transaction that results in an increase in the value of the securities of those companies. Moreover, publicly announced mergers and similar types of transactions may be renegotiated or terminated, in which case the Fund may lose money. In addition, if a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower than expected rate of return.

Future Developments

The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objectives and legally permissible for the Fund.

Writing Covered Options on Securities

The Fund may write (sell) “covered call” options and covered put options on optionable securities and stock indices of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain its objectives. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

When the Fund writes covered options, the Fund owns (in the case of a call option) the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or maintains in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities (in the case of a put option). The Fund may also write combinations of covered puts and calls on the same underlying security.

The Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by the Fund as illiquid securities. See “Illiquid or Restricted Securities.”

The Fund will receive a premium from writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Ordinarily, written options will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the time the options are written.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the Fund’s obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

Put and Call Options on Securities

The Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

The Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs. Alternatively, the Fund may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter (“OTC”) market. Because of this fact and current trading conditions, the Fund expects to purchase only call or put options issued by the Options Clearing Corporation. The Fund expects to write options on national securities exchanges and in the OTC market.

While they may choose to do otherwise, the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchase and Sale of Options and Futures Contracts on Stock Indices

The Fund may purchase put and call options and write put and call options on stock indices as a hedge against movements in the equity markets or for speculative purposes. The Fund may also purchase and sell stock index futures contracts as a hedge against movements in the equity markets or for speculative purposes.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When the Fund writes an option on a stock index, it will “earmark” on the records of the custodian or Adviser or establish a segregated account with the Fund’s custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might cause the Fund to purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might cause the Fund to purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Alternatively, the Fund may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

Purchase and Sale of Interest Rate Futures Contracts

The Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes, and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

The Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the Fund will fall, thus reducing the NAV of the Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would, as a result of the shortening of maturities, typically reduce the average yield of the Fund engaging in the strategy.

The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the Fund’s short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

The Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Fund intends that an equivalent amount of futures contracts will be closed out.

Alternatively, the Fund may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

The Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. The Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

Foreign Derivatives Transactions

Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a fund that utilizes these instruments. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short term currency market movements is not possible, and short term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund will “earmark” on the records of the Adviser or the Fund’s custodian will place cash or other liquid high grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The Fund generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time.

While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

Foreign Currency Options, Foreign Currency Futures Contracts, and Options on Futures. The Fund may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. The Fund may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts, and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Fund will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by the Fund will be considered “covered” if, so long as the Fund is obligated as the writer of the put, it “earmarks” on its records or places in a segregated account with the Fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Fund will be considered “covered” only if the Fund “earmarks” on its records or places in a segregated account with the Fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions. The Fund may invest in over-the-counter options on foreign currency transactions. The Fund may invest in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund may only enter into forward contracts on currencies in the over-the-counter market. The Adviser may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The Fund may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange-traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

The Fund will not speculate in foreign currency options, futures, or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures

The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, and indexes; and currency, interest rate, and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with their custodian or a designated sub-custodian or “earmarked” on the records of the Adviser to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency, or by other portfolio positions or by other means consistent with applicable regulatory policies.

Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Risk Factors in Derivatives Transactions

Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the Fund’s NAV and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Expenses and losses incurred as a result of the use of options, futures, or currency transactions will reduce the Fund’s NAV, and possibly income, and the losses may be greater than if such instruments had not been used.

The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Fund generally expects that its options and futures transactions will be conducted on recognized securities and commodity exchanges. In certain instances, however, the Fund may purchase and sell stock options in the OTC market. The Fund’s ability to terminate stock option positions established in the OTC market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the SEC generally considers OTC options to be illiquid. There can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. Certain provisions of the Code may limit the ability of the Fund to quickly liquidate options, futures, and currency positions in which significant unrealized gains have developed when the Adviser deems it appropriate to realize the gains.

Short Sales of Securities

The Fund may make short sales of securities, including short sales “against the box”. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when, at the time of sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale.

In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund closes out a short position by purchasing and delivering an equal amount of the securities sold short.

The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s custodian, consisting of cash, U.S. government securities or other liquid securities that are equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The total market value of all of the Fund’s short sales may not exceed 50% of the value of the Fund’s net assets. In addition, the Fund’s short sales of the securities of any single issuer listed on a national securities exchange may not exceed 5% of the value of the Fund’s net assets, and the Fund may not sell short more than 5% of the outstanding securities of a single class of securities of an issuer. The Fund may enter into short sales of securities the Fund owns, but such sales cannot exceed 15% of the value of the Fund’s net assets. The Fund’s compliance with these limitations is calculated at the time a transaction is effected.

Bank Obligations

Bank obligations that the Fund may purchase include time deposits (“TDs”), certificates of deposit (“CDs”), and banker acceptances (“BAs”). TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. BAs are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short term obligations may include uninsured, direct obligations bearing fixed, floating, or variable interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding, and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing, and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and state branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks, or U.S. branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

Commercial Paper

The Fund may purchase commercial paper, which consists of short term, unsecured promissory notes issued to finance short term credit needs. The Fund will invest in commercial paper that is rated at least Prime-1 by Moody’s or A-1 by S&P or, if not rated, is determined by the Adviser to be of comparable quality.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller that undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, not more than 5% of the Fund’s total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements with a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

Brady Bonds and Emerging Market Governmental Obligations

The Fund may invest in emerging market governmental debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under “Zero Coupon Securities and Discount Obligations.”

The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Fund may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Interbank Offered Rate (“LIBOR”). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank, and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Zero Coupon Securities and Discount Obligations

The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund’s emerging market governmental debt securities may be acquired at a discount (“Discount Obligations”).

Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price prior to the receipt of cash payments. Accordingly, to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of the Fund.

Stripped Mortgage-Backed Securities

The Fund may invest up to 10% of its total assets in stripped mortgage-backed securities (“SMBS”), all of which will be issued or guaranteed by the United States government, its agencies, or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only class) and the other class receiving all of the principal (“PO” or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates and, under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality. Furthermore, the yield to maturity on these securities may be adversely affected.

Structured Investments

The Fund may invest in structured investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. Structured investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Fund is permitted to invest in a class of structured investments, which is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by the Fund for purposes of the Fund’s fundamental investment restriction on borrowing.

Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Preferred Stock

Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

Convertible Securities

The Fund may invest in convertible securities. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Fund may invest in both investment grade and below investment grade convertible debt securities.

A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

A convertible security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along with any decline in the price of the common stock except that the convertible security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than issues without call protection.

Convertible securities may include corporate notes or preferred stock, but are ordinarily a long term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell the security because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Warrants

Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

Other Investment Companies

The Fund may invest in publicly-offered or privately-issued investment company securities or investment funds, including small business investment companies, which are not affiliated with the Fund, or G.distributors, LLC (“G.distributors” or the “Distributor”). Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds. Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Illiquid or Restricted Securities

The Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or “restricted” may involve added expense to the Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as “restricted securities” which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

Rule 144A Securities

The Fund may purchase certain restricted securities (“Rule 144A Securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the

“1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A Securities will develop or be maintained. The Board of Directors (the “Board” or “Directors”) has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund’s 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security, and the time needed to dispose of the security. The Board periodically reviews the Fund’s purchases and sales of Rule 144A Securities and the Adviser’s compliance with the above procedures.

Loan Participations and Assignments

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Fund will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participations may be delayed and the assignability of the Participations impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher). The Fund’s investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of the Fund’s investment restriction on investment in illiquid securities, the Fund will treat Loans as illiquid securities unless the staff of the SEC concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its NAV. The Fund will not invest more than 15% of the value of its net assets in Participations and Assignments that are illiquid, and in other illiquid securities.

Leverage Through Borrowing

The Fund may borrow for investment purposes up to 33⅓% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements, described below. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with banks, brokers, or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account or “earmarked” on the records of the Adviser, liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

Lending Portfolio Securities

To a limited extent, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed 33⅓% of the value of the Fund’s total assets. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The Fund continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company’s Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

Forward Commitments

The Fund may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. When the Fund purchases securities on a forward commitment, when issued, or delayed delivery basis it does not pay for the securities until they are received, and the Fund is required to designate the segregation, either on the records of the Adviser or with the Fund’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s forward commitments, when issued or delayed delivery commitments, or to enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuations in the value of the Fund’s net assets and its NAV.

Concentration

The Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

Description of Bond and Commercial Paper Ratings

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Adviser will utilize Moody’s and/or S&P for determining the applicable ratings.

Bonds

Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody’s Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P’s BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

Commercial Paper

Moody’s: The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short term promissory obligations.

S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-1+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Economic Events and Market Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and our business, financial condition, and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition, and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, tariffs, rising interest rates, and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

An outbreak of infectious respiratory illness caused by a novel coronavirus disease (“COVID-19”) was first detected in China in December 2019 and was declared a global pandemic by the World Health Organization and a public health emergency in the United States. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

It is not possible to determine the ultimate impact of COVID-19 at this time. Further, as the COVID-10 pandemic abates, the extent and strength of any economic recovery is uncertain and subject to various factors and conditions. Accordingly, an investment in the Trust is subject to an elevated degree of risk as compared to other market environments. Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the net asset value of the Trust’s shares. These events could have, and/or have had, a significant impact on the Trust’s performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests. Even after the COVID- 19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a substantial economic downturn or recession, and our business and operations, as well as the business and operations of our portfolio companies, could be materially adversely affected by a prolonged economic downturn or recession in the United States and other major markets.

Political Risks Relating to Russia’s Invasion of Ukraine

Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction. The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. These sanctions could become broader in the future, including banning Russia from global payments systems that facilitate cross-border payments. A number of large corporations have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions, resulting sanctions and consequent future market disruptions are impossible to predict, but could be significant and may negatively affect global supply chains, inflation, oil and gas supply, and global growth. Russian military action (including cyberattacks and espionage) or actual and threatened responses to such actions, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government and Russian individuals, may have an impact not only on Russia, but the global economy. The ramifications of the hostilities and sanctions, however, may not be limited to Russia, Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian and Ukrainian issuers or those of adjoining geographic regions. These and any related events could have a significant impact on performance and the value of an investment in the Fund.

Regulation and Government Intervention Risk

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund.

The SEC recently adopted Rule 18f-4 under the 1940 Act, which, effective August 18, 2022, regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions for certain funds registered under the 1940 Act. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Consequently, unless a fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the fund has established a comprehensive derivatives risk management program to comply with a VaR based leverage limit, appointed a derivatives risk manager and will provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk, which may require the fund to alter, perhaps materially, its use of derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregate framework for covering derivatives and certain financial instruments arising from SEC and staff guidance.

In response to the current economic environment, the Biden administration may call for an increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

As of January 2021, the Democratic Party controls the executive branch of government and the Senate by a narrow margin and the Republican Party controls the House of Representatives. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.

In addition, certain of the Fund’s investments may provide exposure to coupon rates that are based on the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR or the Fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. SOFR is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. In addition, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation.

Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risk to the Fund. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial conditions or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere.

The outbreak COVID-19 has negatively affected economies, markets and individual companies in the United States and throughout the world. The effects of this pandemic to public health and business and market conditions may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Special Risks Related to Cybersecurity

The Fund and its service providers are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyberattacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

INVESTMENT RESTRICTIONS

The Fund’s investment objectives and the following investment restrictions are fundamental and cannot be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under “Description of the Fund’s Shares.”

The Fund may not:

1.	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 33⅓% of the value of the Fund’s total assets. (For purposes of this investment restriction, the entry into futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.)

2.	Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities are not considered to represent industries.)

3.	Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33⅓% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

4.	Purchase securities on margin, but the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

5.	Purchase or sell commodities or commodity contracts.

6.	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 4 above. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.)

7.	Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities may be purchased, without regard to such limitations.

8.	Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

9.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

In addition to the fundamental investment restrictions set forth above, the Company’s Board has adopted the following investment restrictions with respect to the Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Fund and may be changed by the Company’s Board without the approval of shareholders of the Fund.

The Fund may not:

1.	With respect to 75% of its assets, invest more than 5% of its total assets in securities of a single issuer and may not hold more than 10% of the outstanding voting securities of such issuer.

2.	Invest in interests in oil, gas, or mineral exploration or development programs.

3.	Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

4.	Invest more than 15% of its net assets in illiquid securities.

The Fund adopted fundamental investment restriction number 5 in order to comply with certain state securities laws no longer applicable to the Fund. In these laws, the term “commodity contract” was defined as a “contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point.” None of the Fund’s derivative and currency transactions involves the delivery or receipt of any asset that the Fund considers to be a commodity, and the Fund settles all such transactions by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.

If a percentage restriction set forth above or elsewhere in this SAI with respect to the Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that the Fund’s asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act. In addition, in the event that the Fund’s aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-PORT or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons”, as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser. Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to sixty days in other cases (with the exception of proxy voting services which require a regular download of data):

1.	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

2.	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

3.	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

4.	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

5.	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

6.	To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a semiannual basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Fund’s proxy voting service is Broadridge Financial Solutions, Inc. Donnelley Financial Solutions

and Appatura provide typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential at least until it has been made public by the Adviser.

Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIRECTORS AND OFFICERS

Set forth in the table below are the Interested Directors and the Independent Directors, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years, and other directorships (excluding other funds managed by the Adviser), if any. Under Maryland law, the Company’s Board is responsible for establishing the Company’s policies and for overseeing the management of the Company. The Board also elects the Company’s officers who conduct the daily business of the Fund. Information pertaining to the Directors and Executive Officers of the Company is set forth below.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships(3)

INDEPENDENT DIRECTORS(4)(5):

Anthony S. Colavita(6) Director 1961	Since 2009	23	Attorney, Anthony S. Colavita, P.C.; Supervisor, Town of Eastchester, NY	—

Vincent D. Enright Director 1943	Since 2000	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Werner J. Roeder Director 1940	Since 2000	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)

Name, Position(s), Address (1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
(3)	The “Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Company as defined in the 1940 Act.
(5)	Directors who are not considered to be “interested persons” of the Fund, as defined in the 1940 Act, are considered to be “Independent” Directors.
(6)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of several funds which are part of the Fund Complex.

The Board believes that each Director’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting, or public service positions, and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by education, professional training, and other experience.

Independent Directors:

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $35 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

Vincent D. Enright. Mr. Enright is the Lead Independent Director of the Fund. He is also Chairman of the Fund’s Audit Committee and the Fund’s Audit Committee Financial Expert, a member of the Fund’s ad hoc Proxy Voting Committee, and a member of both multi-fund ad hoc Compensation Committees. Mr. Enright serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright was a senior executive and Chief Financial Officer of KeySpan Corp., an energy public utility, for four years. Mr. Enright is a former director of a therapeutic and diagnostic company and served as Chairman of its compensation committee and as a member of its audit committee. He is a former director of a pharmaceutical company and a diversified manufacturing company. Mr. Enright received his Bachelor’s degree from Fordham University and completed the Advanced Management Program at Harvard University.

Werner J. Roeder, M.D. Dr. Roeder is a retired physician with over forty-five years of experience and former Vice President of Medical Affairs (Medical Director) at New York Presbyterian/Lawrence Hospital in Bronxville, New York. As Vice President of Medical Affairs at New York Presbyterian/Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Nominating Committee, a member of the Fund’s ad hoc Proxy Voting Committee, and both multi-fund ad hoc Compensation Committees. Dr. Roeder serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and previously served in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Enright as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are entirely comprised of Independent Directors. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that deal with complex wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds, and some of the Company’s Directors may from time to time also serve on this separate committee.

All of the Fund’s Directors are Independent Directors, and the Board believes they are able to provide effective oversight of the Company’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Company’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Company are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Company through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, being undertaken by the Company and the Audit Committee discusses the Company’s risk management and controls with the independent registered public accounting firm engaged by the Company. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Company’s Chief Compliance Officer regarding compliance matters relating to the Company and its major service providers, including results of the implementation and testing of the Company’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide information to the Board about the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Company’s risk management from time to time and may make changes in its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Company because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes in its discretion at any time.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Company: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Company does not have a standing Compensation Committee (although some of the individuals who are Directors of the Fund participate in multi-fund ad hoc Compensation Committee described above).

The Company’s Audit Committee consists of two members: Messrs. Enright (Chairman) and Colavita, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 16, 2023. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Company’s independent registered public accounting firm. The Audit Committee meet twice during the fiscal year ended April 30, 2023.

The Company’s Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Dr. Roeder, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended April 30, 2023.

The Company’s ad hoc Proxy Voting Committee consists of two members: Mr. Enright and Dr. Roeder, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended April 30, 2023.

Director Ownership of Fund Shares

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2022.

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities Held in Fund Complex*
INDEPENDENT DIRECTORS:
Anthony S. Colavita	A	E
Vincent D. Enright	A	E
Werner J. Roeder	A	E

*	Key to Dollar Ranges-Information as of December 31, 2022
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2022, by certain Independent Directors or their immediate family members, as applicable, in a holding that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$753,665	*

*	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Director and Officer Compensation

No director, officer, or employee of the Distributor, the Adviser, or an affiliated company receives any compensation from the Fund for serving as an officer or Director of the Fund. The Company pays each of its Independent Board Members $3,000 per annum and $1,000 for each regular meeting of the Board attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund pays the Chairman of the Audit Committee and the lead Director an annual retainer of $1,000. The Fund also pays each Board member serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting attended. A Director may receive a single meeting fee, allocated among the participating funds in the Fund Complex, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Company’s Directors. No Executive Officer or person affiliated with the Company received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 2023.

COMPENSATION TABLE
Aggregate Compensation
from Registrant
(Fiscal Year)

Independent Directors	Aggregate Compensation from the Fund*	Total Compensation from The Fund and Fund Complex**
Anthony S. Colavita	$7,500	$168,000 (20)
Vincent D. Enright	$9,500	$218,000 (17)
Werner J. Roeder	$7,000	$162,000 (20)

*	Represents the total compensation paid to such persons for the fiscal year ended April 30, 2023.
**	Represents the total compensation paid to such persons during the fiscal year ended April 30, 2023. The parenthetical number represents the number of investment companies (including the Fund) or portfolios that are considered part of the Fund Complex.

Code of Ethics

The Company, its Adviser, and the Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Company.

Proxy Voting Policies

The Company, on behalf of the Fund, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Voting Guidelines”) set forth in the Proxy Voting Policy. The Proxy Voting Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or by-law amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Voting Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Voting Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”), other third-party services, and the analysts of G.research, LLC (“G.research”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Voting Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Voting Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Voting Guidelines. In these instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Proxy Committee, the Director of Proxy Voting Services, or the Adviser’s General Counsel as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, will be presented to the Proxy Committee. If the Chairman of the Proxy Committee, the Director of Proxy Voting Services, or the Adviser’s General Counsel has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Committee.

For matters submitted to the Proxy Committee, each member of the Proxy Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G.research’s analysts. The Chief Investment Officer or G.research’s analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Adviser’s General Counsel believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If the matter is one in which the interests of the clients of the Adviser may diverge, General Counsel will so advise and the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Committee will cast the deciding vote. The Proxy Voting Committee will notify the Proxy Department of its decisions and the proxies will be voted accordingly.

Where a proxy proposal raises a material conflict between the interests of the Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or the principal underwriters on the other hand, the conflict will be brought to the ad hoc Proxy Voting Committee of the Company to determine a resolution.

The Company files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of July 31, 2023, the following persons were known to own of record or beneficially 5% or more of the Fund’s outstanding shares:

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP

CLASS AAA

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	41.48%	Record*

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	16.71%	Record*

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO, CA 94105-1901	11.49%	Record*

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLSIVE BENE OF ITS CUST NEW YORK, NY 10004-1932	9.60%	Record*

MARIE WARCHOL NEW PALTZ, NY 12561-3320	7.40%	Record*

CLASS A

MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION JACKSONVILLE, FL 32246-6484	46.38%	Record*

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS SAN FRANCISCO, CA 94105-1901	9.94%	Record*

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	9.34%	Record*

NAME AND ADDRESS	% OF CLASS	NATURE OF OWNERSHIP

UBS WM USA SPEC CDY A/C EBOC UBSFSI ATTN DEPARTMENT MANAGER WEEHAWKEN, NJ 07086-6761	6.20%	Record*

PERSHING LLC JERSEY CITY, NJ 07399-0001	5.77%	Record*

CLASS C

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER ST PETERSBURG, FL 33716-1100	32.09%	Record*

PERSHING LLC JERSEY CITY, NJ 07399-0001	31.70%	Record*

TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	24.34%	Record*

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	11.87%	Record*

CLASS I

MARIO J. GABELLI AND AFFILIATES RYE, NY 10580-1422	56.63%**	Beneficial

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER ST LOUIS, MO 63103-2523	24.49%	Record*

GGCP INC GREENWICH, CT 06830-6608	23.56%	Beneficial

ASSOCIATED CAPITAL GROUP INC GREENWICH, CT 06830-6608	22.82%	Beneficial

GPJ RETIREMENT PARTNERS LLC RYE, NY 10580	7.80%	Beneficial

*	Beneficial ownership is disclaimed.
†	Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.
**	Includes shares owned by Associated Capital Group, Inc., and GCCP Inc.

As of July 31, 2023, as a group, the Directors and Officers of the Fund beneficially owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser, a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as an investment adviser to registered investment companies as well as one fund that trades on the London Stock Exchange and three funds within a Luxembourg SICAV, with combined aggregate net assets of approximately $19.7 billion as of June 30, 2023. The Adviser is a wholly owned subsidiary of GAMI. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMI, a New York corporation, whose Class A Common Stock is traded on the OTCQX under the symbol, “GAMI”. Mr. Gabelli owns a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GAMI. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately of $11 billion as of June 30, 2023; Teton Advisors, LLC (previously Teton, Advisors, Inc., with assets under management of approximately $1.5 billion as of March 31, 2023), and its affiliated investment adviser, Keeley-Teton Advisers, LLC, acts as investment adviser to The TETON Westwood Fundsand separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.6 billion as of June 30, 2023. Teton Advisors, Inc. was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., the parent of Teton Advisors, LLC, as of December 31, 2021. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business operations and personnel to a new wholly-owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Fund pursuant to the investment advisory contract (the “Contract”). Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day to day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Under the Contract, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund’s Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including The Bank of New York Mellon, the Fund’s Sub-Administrator and Custodian (the “Sub-Administrator”) (the “Custodian”) (each separately or collectively referred to herein as “BNY Mellon”), the Company’s Custodian, SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), the Fund’s Transfer Agent and Dividend Disbursing Agent; as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund’s registration statement, prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund’s tax returns, and reports to the Fund’s shareholders and the SEC; (v) supervises, but does not pay for the calculation of the NAV of each class of the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund’s Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.

The cost of calculating the Fund’s NAV is an expense payable by the Fund pursuant to its Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursements if assets are less than $50 million. During the fiscal year ended April 30, 2023, the Fund did not reimburse the Adviser in connection with the cost of computing the Fund’s NAV.

The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others.

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund’s Board or by a “majority” (as defined pursuant to 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.

As compensation for the services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund’s average daily net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal year ended April 30, 2021, 2022, and 2023, the Adviser agreed to waive the Fund’s management fee of 1.00%. The Adviser has contractually agreed to waive the Fund’s management fee of 1.00% for the period ending on the later of the Fund reaching $100 million in net assets or two years from the date of this Prospectus.

Advisory Fees Paid to the Adviser by the Fund
(Fiscal Years ended April 30)

2021	2022	2023
$40,792	$38,021	$45,551

During the fiscal year ended April 30, 2023, the Adviser waived $45,551 of its advisory fee.

Portfolio Manager Information

Other Accounts Managed

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day to day management during the fiscal year ended April 30, 2023.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed With Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Willis Brucker	Registered Investment Companies:	1	$205.5 million	1	$210.2 million
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$1.1 million	0	$0

Ralph Rocco	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	13	$1.8 billion	13	$1.3 billion
	Other Accounts:	19	$5.5 million	0	$0

Paolo Vicinelli	Registered Investment Companies:	0	0	0	$0
	Other Pooled Investment Vehicles:	13	$1.8 billion	13	$1.3 billion
	Other Accounts:	8	$5.3 million	0	$0

Joseph Gabelli	Registered Investment Companies:	2	$2.6 billion	1	$2.0 billion
	Other Pooled Investment Vehicles:	0	0	0	$0
	Other Accounts:	4	$0.6 million	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers may manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only one Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Fund or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

Compensation Structure

The compensation of the portfolio managers in the Gabelli organization is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund. Net revenues of the Fund are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Fund. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity.

Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers:

Team Member	Dollar Range of Equity Securities Held in the Fund*
Ralph Rocco	A
Willis Brucker	A
Paolo Vicinelli	A
Joseph Gabelli	A

*	Key to Dollar Ranges-Information as of April 30, 2023
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	over $1,000,000

Sub-Administrator

The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon, which is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund’s operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund’s shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund’s investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion—0.0275%; $10 billion to $15 billion—0.0125%; $15 billion to $20 billion—0.0100%; over $20 billion—0.008%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expense to the Fund.

Counsel

Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as the Company’s legal counsel.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Manhattan West, New York, New York 10001, independent registered public accounting firm for the Fund, has been selected to audit the Fund’s annual financial statements.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, is the Custodian for the Fund’s cash and securities. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS” or the “Transfer Agent”), located at 430 W 7th Street STE 219204, Kansas City, Missouri 64105-1407, performs the shareholder services and acts as the Fund’s transfer agent and dividend disbursing agent. Neither BNYM nor SS&C GIDS assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

To implement the Fund’s Rule 12b-1 Plans, the Fund has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly owned subsidiary of GAMI, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of the Fund’s shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

Purchases of Class A shares of the Fund may pay an up-front sales charge. Of such sales charge, certain portions are retained by the Distributor. Set forth in the table below are the amounts of sales charges paid on the purchases of Class A shares and contingent deferred sales charges (“CDSCs”) for Class A and Class C shares received and retained by the Distributor for the past three fiscal years:

	Sales Commissions for the Years Ended April 30
	2021		2022		2023
Share Class	Commissions	Retained by Distributor	Commissions	Retained by Distributor	Commissions	Retained by Distributor
Class A Sales Commissions	$0	$0	$837	$0	$0	$0
Class A CDSCs	Not Applicable	$0	Not Applicable	$0	Not Applicable	$0
Class C CDSCs	Not Applicable	$0	Not Applicable	$0	Not Applicable	$0

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during the fiscal year ended April 30, 2023:

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$0	$0	$0	$0

DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each, a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund’s Class AAA, Class A, and Class C shares. The Board has concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Company’s Board, including a majority of the Independent Directors and who have no direct or indirect financial interest in the operation of the Fund. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.

For the fiscal year ended April 30, 2023, the Fund incurred distribution costs for Class AAA, Class A, and Class C shares of $3,602 payable to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended April 30, 2023, the Distributor identified expenditures on behalf of the Fund of approximately $1,800 for advertising and promotion, $500 for printing, postage, and stationery, $1,600 for overhead support expenses, $11,300 for salaries of personnel of the Distributor, and $2,900 for third party servicing fees. Under each Plan, the Distributor will provide the Directors with quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Distribution Costs and Expenses
Incurred for the Year Ended April 30, 2023

Class AAA	Class A	Class C
$537	$2,919	$146

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA and Class A shares and 1.00% of its average daily net assets of Class C shares. Due to the possible continuing nature of Rule 12b-1 payments, long term investors may pay more than the economic equivalent of the maximum front end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreements, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements shall remain in effect from year to year provided that continuance of such agreements shall be approved at least annually (a) by the Company’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of holders of a majority of the outstanding voting securities of the Fund and by the Board. The Distribution Agreements may be terminated by either party thereto upon sixty days’ written notice.

The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to approvals by the Board, the Fund also makes payments to the providers of these programs out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates the Fund’s classes of shares were first offered to the public.

Class AAA	Class A	Class C	Class I
12/8/08	10/10/85	8/22/95	8/22/95

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Fund’s prospectus under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund’s shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund’s portfolio turnover rates for the fiscal years ended April 30, 2022, and April 30, 2023, were 243% and 265%, respectively. Since the SEC’s portfolio turnover formula excludes fixed income securities with maturities of less than one year and short sale activity from its denominator, the Fund’s turnover rate may appear very high or very low, which can be misleading as to actual Fund activity. In prior years, the Fund’s turnover rate appeared higher because U.S. Treasury Bills were a very high proportion of assets and had a maturity of less than one year, while the average month end dollar value of long positions (the denominator) was negligible. Long positions were held for short time periods.

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct the Fund’s portfolio brokerage to G.research, an affiliate of the Adviser and a broker-dealer member of FINRA; and (2) pay commissions to brokers other than G.research which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G.research, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in OTC securities, but the prices of such securities usually include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers or dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: (i) information as to the availability of securities for purchase or sale; (ii) statistical or factual information or opinions pertaining to investments; (iii) wire services; and (iv) appraisals or evaluations of potential and existing investments.

Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, the Adviser has allocated brokerage commissions of $164 on portfolio transactions to broker-dealers who provided research services to the Adviser, in the principal amount of $0 during the fiscal year ended April 30, 2023. The average commissions on these transactions were $0.02 per share. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Fund does not take into account whether such broker or dealer sells shares of the Fund or other Gabelli funds or the amount of such sales.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with G.research when it appears that, as an introducing broker or otherwise, G.research can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to G.research on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G.research charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund’s procedures contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and G.research are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the NYSE, G.research controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or through the Designated Order Turnaround (“DOT”) System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to G.research. G.research may also effect the Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, G.research may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund’s Board has expressly authorized G.research to effect such transactions; and (ii) G.research annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund’s payment of brokerage commissions for the fiscal years ended April 30 as indicated:

	Fiscal Year Ended April 30, 2021	Fiscal Year Ended April 30, 2022	Fiscal Year Ended April 30, 2023
Total brokerage commissions paid by the Fund	$0	$2,139	$4,876
Total brokerage commissions paid by the Fund to G.research	$0	$0	$0
% of total brokerage commissions paid to G.research	0.00%	0.00%	0.00%
% of principal amount of transactions involving commissions effected through G.research	0.00%	0.00%	0.00%

During its fiscal year ended April 30, 2023, the Fund did not acquire securities of its regular broker-dealers or their parents.

REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of the Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder’s name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if shareholders sell or exchange any shares within seven days of the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund’s prospectus. The fee is not a sales charge (load) and is paid directly to the Fund and not the Adviser or Distributor.

DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of the Fund. The NAV of Class C shares of the Fund, as applicable, will generally be lower than the NAV of Class AAA, Class A, or Class I shares, as applicable, as a result of the higher service and distribution related fees to which Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the OTC market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and ask prices or, if there were no ask prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or ask prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser, which has been appointed the “valuation designee,” as such term is defined in Rule 2a-5(e)(4) of the 1940 Act, pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments for which market quotations are readily available are valued at the average of the latest bid and ask prices. If there were no ask prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained by the valuation designee from one or more dealers in the instrument.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the valuation designee under procedures established pursuant to Rule 2a-5. Fair valuation methodologies and procedures may include, but are not limited to: (i) analysis and review of available financial and non-financial information about the company; (ii) comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and (iii) evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by an affiliated pricing service overseen by the valuation designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the valuation designee under procedures established pursuant to Rule 2a-5. Additional information on fair valuation is provided in the Fund’s prospectus under “Pricing of Fund Shares.”

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

ADDITIONAL INFORMATION CONCERNING TAXES

General

The Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to U.S. federal income tax on its net investment income and net short term capital gains, if any, realized during any fiscal year and distributed to its shareholders.

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from interests in qualified publicly traded partnerships. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short term capital gain over net long term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

The Fund may be able to cure a failure to derive 90% of its gross income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The Fund will determine either to distribute or to retain for reinvestment all or part of any net long term capital gains. If any such gains are retained by the Fund, the Fund will be subject to tax (currently at a rate of 21%) on such retained amount. In that event, the Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against their U.S. federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase their basis in its shares of the Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.

A 3.8 percent federal tax is imposed on net investment income, including interest, dividends, and capital gain of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts. Income received with respect to an investment in the Fund, including gain on the sale of shares of the Fund, generally will constitute investment income.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid this excise tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one year period generally ending on October 31 of the calendar year (unless an election is made by a fund with a November or December year-end to use the Fund’s fiscal year). and (3) all ordinary income and net capital gains for previous years that were not previously distributed or taxed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with calendar year distribution requirements. However, the Fund can give no assurance that distributions will be sufficient to eliminate all taxes at the Fund level.

On April 30, 2023, the Fund’s unused capital loss carryforwards were as follows:

Expiring in Fiscal Year	Capital Value Fund
Short term capital loss carryforward	$74,834,214
Long term capital loss carryforward	$58,644,150
Total	$133,478,364

Capital losses sustained and not used in a taxable year beginning on or after December 23, 2010, may be carried forward indefinitely to offset capital gains of the Fund in future years.

Gains or losses on the sales of securities by the Fund will be long term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short term capital gains or losses.

Certain options, futures contracts, and options on futures contracts in which the Fund may invest are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long term and 40% short term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Fund may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued

to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Income Prior to Receipt of Cash

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for U.S. federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

Distributions

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Distributions of investment company taxable income, whether paid in cash or reinvested in the Fund’s shares are taxable to a U.S. shareholder as ordinary income. Qualified dividends from certain U.S. and non-U.S. corporations received by the Fund and properly reported when distributed are taxable to U.S. shareholders at a reduced federal rate of a maximum of 20%. Eligibility for the lower federal tax rate on qualified dividends depends on the investments of the Fund. Not all of your dividends are expected to qualify for this lower rate. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund’s income consists of qualified dividends received from U.S. corporations and certain holding period requirements are met. Distributions of net capital gain (which consist of the excess of net long term capital gains over net short term capital losses), if any, are taxable as long term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though economically the distribution represents in part a return of invested capital. The Fund may make taxable distributions even during periods in which the Fund’s share price has declined. You should consult a tax adviser concerning the tax consequences of your investment in the Fund based on your individual circumstances.

Sales of Shares

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in such shares. Such gain or loss will be capital gain or loss if the shares are held as capital assets and will be long term capital gain or loss if the shareholder’s holding period for the shares is more than twelve months and short term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a sixty-one-

day period beginning thirty days before and ending thirty days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge) subject to certain exceptions. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

Backup Withholding

The Company generally will be required to withhold U.S. federal income tax at a current rate of 24% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. If backup withholding is required, any distributions made to shareholders will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability if proper documentation is timely provided.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. If the Fund has more than 50% of its total assets invested in securities of foreign governments or corporations, it may be eligible to pass through to shareholders the amount of foreign taxes it pays.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on your Fund’s distributions, may apply, subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.

Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on capital gains distributions and gross proceeds from a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. The Fund may make taxable distributions even in periods during which the share price has declined. The Fund does not make investment decisions based primarily on tax considerations. The Fund does not expect to seek any tax rulings from the Internal Revenue Service or opinions from counsel with respect to tax issues. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Consult Your Tax Adviser

The foregoing discussion of tax law, and that in the prospectus, are based on existing provisions of the Code, existing and proposed Treasury regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances.

The advice herein was prepared for the Fund. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders computed according to formulas prescribed by the SEC.

Prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class I shares. Because Class C and Class I shares of the Dreyfus Capital Value Fund were not actually introduced until August 22, 1995, Class C and Class I performance information for the period prior to the introduction of Class C and Class I shares reflects the annual service and distribution fees and other expenses borne by Class A.

DESCRIPTION OF THE FUND’S SHARES

The Company’s charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date of this SAI, the Company consists of one investment portfolio: the Capital Value Fund.

The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $0.001 per share. The Company is authorized to issue 125,000,000 Capital Value Fund Class AAA shares, 500,000,000 Capital Value Fund Class A shares, 125,000,000 Capital Value Fund Class C shares, and 125,000,000 Capital Value Fund Class I shares. Each Class AAA, Class A, Class C, and Class I shares represent an interest in the Fund as the case may be, in proportion to its NAV, and has identical rights except that Class AAA, Class A, and Class C shares bear fees and expenses on an ongoing basis pursuant to the Fund’s Class AAA, Class A, and Class C Service and Distribution Plans, respectively, and Class C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class AAA, Class A, and Class C shares have voting rights with respect to matters pertaining to the Class AAA, Class A, and Class C Service and Distribution Plans, respectively.

The Company’s Board may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company’s Board may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

Under the corporate law of Maryland, the Company’s state of incorporation, and the Company’s By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors.

Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class AAA, Class A, or Class C votes entitled to be cast with respect to matters relating to the Class AAA, Class A, or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act.

Except as described above with respect to the Company’s Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A shares of the Company shall be voted on only by holders of Class A shares of the Fund). Under the 1940 Act, the term “majority,” when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund, means the vote of the lesser of (i) 67% of the Fund’s shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share class of the Fund is entitled to such dividends and distributions out of the assets belonging to that share class as are declared in the discretion of the Company’s Board. In determining the NAV of a share class, assets attributable to the share class are charged with the direct liabilities in respect of that share class and with a share of the general liabilities of the Fund. The general liabilities of the Fund are normally attributed in proportion to the relative NAVs of the respective share classes of the Fund at the time such liabilities arise.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Under the Company’s Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to the Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company’s Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

Dividends and Distributions

The Fund ordinarily pays dividends from net investment income and distributes net capital gain, if any, once a year. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net available capital gain unless capital loss carryovers, if any, have been utilized.

Shareholders of the Fund will receive dividends and distributions on their shares of the Fund in additional shares of the same Class of the Fund (without a sales charge) or may elect to receive all dividends and distributions in cash.

Other Information

Each prospectus and this SAI do not contain all the information included in the Company’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the prospectus. Certain portions of the Registration Statement have been omitted from the prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in each prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Information for Shareholders

All Shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

The Company will send unaudited reports at least semiannually and annual reports containing audited financial statements, to all of its shareholders.

FINANCIAL STATEMENTS

The Fund’s Financial Statements for the fiscal year ended April 30, 2023, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Company’s 2023 annual report to Shareholders. You may request a copy of the annual report at no charge by calling 800-GABELLI or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance services in connection with certain SEC filings.

At a special meeting of shareholders held on November 6, 2019, shareholders of the Fund approved the following proposals: (1) a change in the nature of the Company’s business to cease to be an investment company under the 1940 Act and de-register as a registered investment company with the SEC; (2) amendment of the charter of the Company to convert all outstanding shares of stock of the Fund into a single new class of common stock; and (3) approval of the Agreement and Plan of Reorganization, between the Company, on its own behalf and on behalf of the Fund, and a newly formed Delaware corporation and the transactions contemplated thereby, including, among other things: (a) transfer by the Fund of all of its assets to New Comstock (which has been established solely for the purpose of acquiring those assets and continuing the Fund’s business) in exchange solely for shares in New Comstock and New Comstock’s assumption of all of the Fund’s liabilities, (b) distributing those shares pro rata to the Fund’s shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (c) liquidating and dissolving the Fund.

The consummation of the Reorganization transaction discussed above required the receipt of a de-registration order from the SEC for the Fund. As of the date hereof, the SEC has not granted the Fund the order and therefore the Fund remains an investment company. The Board considered how best to maximize shareholder value in light of this fact and concluded that the Fund should revert to being a mutual fund and invest its assets in securities as discussed in the Prospectus as of November 24, 2021. Also, as of November 24, 2021, the Fund resumed selling its shares in accordance with the terms of this Prospectus.

The Fund’s Financial Statements should be read in conjunction with the unaudited events described above.

APPENDIX A
DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“Moody’s”)

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NR:	NR is assigned to an unrated issuer, obligation and/or program.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

Investment Grade

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C:	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

N	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. Capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior ability to repay short-term debt obligations, and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Articles of Amendment and Restatement, dated March 4, 1992, are incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on February 14, 1996 (Accession No. 0000912057-96-002408) (“Post-Effective Amendment No. 8”).

(2)	Articles Supplementary, dated July 6, 1992, are incorporated by reference to Post-Effective Amendment No. 8.

(3)	Certificate of Correction, dated April 19, 1993, is incorporated by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on August 28, 2006 (Accession No. 0000935069-06-002323).

(4)	Articles Supplementary, dated July 27, 1995, are incorporated by reference to Post-Effective Amendment No. 8.

(5)	Articles of Amendment, are incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on August 28, 2000 (Accession No. 0000935069-00-000444) (“Post-Effective Amendment No. 17”).

(6)	Articles Supplementary, are incorporated by reference to Post-Effective Amendment No. 17.

(7)	Articles of Amendment, dated May 18, 2000, are incorporated by reference to Post-Effective Amendment No. 17.

(8)	Articles of Amendment, dated August 1, 2000, are incorporated by reference to Post-Effective Amendment No. 17.

(9)	Articles Supplementary, dated November 18, 2008, are incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on December 8, 2008 (Accession No. 0000935069-08-002942).

(10)	Articles Supplementary, dated October 3, 2011, are incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on August 28, 2012 (Accession No. 0001193125-12-370897).

(b)	By-Laws of the Registrant, as amended March 6, 1992, are incorporated by reference to Post-Effective Amendment No. 8.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to Article V of the Registrant’s Articles of Amendment and Restatement filed as Exhibit (a)(1) to Post-Effective Amendment No. 8 and to Articles II and V of the By-Laws of the Registrant filed as Exhibit (b) to Post-Effective Amendment No. 8.

(d)	(1)	Investment Advisory Agreement, dated May 22, 2000, between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(2)	Investment Advisory Agreement, dated May 22, 2000, between the Registrant and Gabelli Funds, LLC, on behalf of the Gabelli Comstock Capital Value Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(e)	Distribution Agreement, dated August 1, 2011, between the Registrant and G.distributors, LLC, is incorporated by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on August 29, 2011 (Accession No. 0000950123-11-080927) (“Post-Effective Amendment No. 32”).

(f)	Not Applicable.

(g)	(1)	Custody Agreement, dated April 10, 2003, between the Registrant and The Bank of New York, is incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on August 29, 2003 (Accession No. 0000935069-03-001120) (“Post-Effective Amendment No. 20”).

(2)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated April 10, 2003, is incorporated by reference to Post-Effective Amendment No. 20.

(h)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2000, is incorporated by reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on August 28, 2006 (Accession No. 0000935069-06-002323).

(i)	(1)	Consent of Venable, Baetjer and Howard, LLP, dated August 26, 1999, is incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on August 27, 1999 (Accession No. 0000890163-99-000297).

(j)	(1)	Consent of Paul Hastings LLP, Fund Counsel, is filed herewith.

(2)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

(3)	Power of Attorney, dated August 26, 2022, for Anthony S. Colavita, Vincent D. Enright, and Werner J. Roeder is incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on August 26, 2022 (Accession No. 0001193125-22-231337) (“Post-Effective Amendment No. 53”).

(k)	Not Applicable.

(l)	Not Applicable.

(m)	(1)	Amended and Restated Class A Service and Distribution Plan, dated June 27, 2000, is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on June 29, 2000 (Accession No. 0000935069-00-000349).

(2)	Amended and Restated Class C Service and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 8.

(3)	Class AAA Service and Distribution Plan, dated August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the SEC via EDGAR on October 21, 2008 (Accession No. 0000935069-08-002498) (“Post-Effective Amendment No. 28”).

(n)	Amended and Restated Multiclass Pursuant to Rule 18f-3, amended and restated on August 19, 2008, is incorporated by reference to Post-Effective Amendment No. 28.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., G.research, LLC, G.distributors, LLC, Gabelli & Partners, LLC, and Gabelli & Company Investment Advisers, Inc., revised and dated as of August 3, 2023, is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Reference is made to Article VII of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-laws, and Section 10 of each Distribution Agreement between Registrant and G.distributors, LLC.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32.	Principal Underwriters

(a)	G.distributors, LLC (“G.distributors”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, Gabelli Capital Series Funds, Inc., The Gabelli Dividend Growth Fund, Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Growth Fund, Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., The Gabelli Money Market Funds, Gabelli ESG Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value 25 Fund Inc., The TETON Westwood Funds, Gabelli Innovations Trust, the KEELEY Funds, Inc., and the Gabelli ETFs Trust.

(b)	The information required by this Item 32 with respect to each director, officer or partner of G.distributors is incorporated by reference to Schedule A of Form BD filed by G.distributors pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-68697).

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

Information on the physical possession of accounts, books, and other documents is included in Registrant’s filing on Form N-CEN filed with the Securities and Exchange Commission on July 12, 2023.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, COMSTOCK FUNDS, INC., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 54 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 54 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 28th day of August, 2023.

COMSTOCK FUNDS, INC.

By:	/s/ John C. Ball
John C. Ball
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 54 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ John C. Ball	President and	August 28, 2023
John C. Ball	Principal Executive Officer

/s/ John C. Ball	Treasurer and Principal	August 28, 2023
John C. Ball	Financial Officer

Anthony S. Colavita*	Director	August 28, 2023
Anthony S. Colavita

Vincent D. Enright*	Director	August 28, 2023
Vincent D. Enright

Werner J. Roeder*	Director	August 28, 2023
Werner J. Roeder

*By:	/s/ John C. Ball
John C. Ball
Attorney-in-Fact